Sentinel Group Funds, Inc.
Sentinel Government Securities Fund
Summary Prospectus
Class A, Class C and Class I Shares

March 30, 2016

Class	Ticker Symbol
Class A	SEGSX
Class C	SCGGX
Class I	SIBWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2016, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks a high level of current income consistent with the preservation of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in shares of the Sentinel Funds that include Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 79 of the Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 47 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.30%	0.28%	0.27%
Acquired Fund Fees and Expenses@	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.96%#	1.74%#	0.73%#

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

# Total Annual Fund Operating Expenses have been restated to reflect current fees.

@ “Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$321	$524	$744	$1,377
Class C	277	548	944	2,052
Class I	75	233	406	906

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$177	$548	$944	$2,052

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives. Related derivatives include exchange-traded futures on U.S. Treasury notes and bonds, and options on these futures, and other derivatives intended to hedge interest rate risk, such as swaps, options on swaps, and interest rate caps and floors. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). The Fund may also purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Fund may attempt to hedge various risks, such as interest rate risk, using derivative instruments (e.g., futures and options on futures, swaps, options on swaps, and caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Fund is not required to use hedging and may choose not to do so.

The Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market or for duration management purposes. The Fund may also sell a security to meet redemptions.

The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.

Principal Investment Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund:

•                  Derivatives Risk. Derivative investments involve counterparty risk (the risk that the counterparty of the derivative transaction or clearing member used by the Fund to hold a cleared derivatives contract will be unable or unwilling to honor its financial obligation to the Fund), basis risk (the risk that the derivative instrument will not fully offset the underlying positions), and liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market). In addition, the portfolio manager may incorrectly forecast the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

•                  General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. Fixed-income securities may be difficult to purchase and sell in adverse market conditions. Bonds with longer durations are generally more sensitive to interest rate changes than those with shorter durations. As of the date of this Prospectus, interest rates in the United States are near historic lows. If interest rates rise quickly, it may have a pronounced negative effect on the prices on the bonds held by the Fund.

•                  Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government.

•                  High Portfolio Turnover Risk. An active trading approach increases the Fund’s costs and may reduce the Fund’s performance. It may also increase the amount of capital gains tax that you have to pay on the Fund’s returns.

•                  Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of mortgages and are subject to certain additional risks. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

•                  Short Sales Risk. Short sale transactions involving TBA securities involve leverage risk because they can result in investment exposure greater than the amount of the initial investment. Entering into a short position involves speculative exposure risk. If the price of the security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may incur a loss (without a limit).

•                  To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for Class A shares for each calendar year over a ten-year period. Sales charges are not reflected in the bar chart. If sales charges were reflected, returns would be less than those shown. However, the table includes, for share classes with a sales charge, the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

Class A returns shown are based on the 2.25% maximum sales charge and are not adjusted to reflect a maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor have they been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If they were, the returns would be lower. The Class C share returns prior to June 1, 2006 (the inception date for the Class C shares) are based on the returns of the Class A shares adjusted to reflect that Class C shares do not charge a front-end sales charge and adjusted for Class C’s estimated higher expenses. Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge.

Inception: 1986

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.13% (quarter ended June 30, 2010) and the lowest return for a quarter was -2.88% (quarter ended June 30, 2013).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-1.83	1.11	3.61
Return After Taxes on Distributions: Class A	-2.84	0.02	2.10
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-1.03	0.41	2.23
Return Before Taxes: Class C	-1.32	0.79	2.90
Return Before Taxes: Class I	0.62	1.80	4.08
Barclays US Government/Mortgage Backed Securities Index (Reflects no deduction for fees, expenses or taxes)	1.13	2.83	4.35

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of shares will vary.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund.

Portfolio Managers. Jason Doiron, portfolio manager and Head of Investments with Sentinel, has been a portfolio manager of the Fund since 2012. Peter Hassler, portfolio manager with Sentinel, has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business using the options and applicable contact information listed below. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

By wire transfer: Contact the Fund at 800-282-3863	By mail: Sentinel Investments PO Box 55929 Boston, MA 02205-5929	By telephone: 1-800-282-FUND (3863). Redemptions by telephone are only permitted upon previously receiving appropriate authorization.	Online: If you already have an account and have elected to do so, you may purchase or redeem shares of the Fund by accessing the Fund’s website at www.sentinelinvestments.com.

The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

					Automatic
	Retirement Accounts		All Other Accounts		Investment
	Initial	Subsequent	Initial	Subsequent	Plan
Classes A and C	$1,000	$50	$1,000	$50	$50

Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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